Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration No.: 33-65632
SCHRODER SERIES TRUST
Supplement dated December 1, 2008
to Prospectuses dated December 20, 2007
     With this supplement, the Investor Shares Prospectus, the Advisor Shares Prospectus, the A Shares Prospectus, and the R Shares Prospectus are being updated for Schroder Multi-Asset Growth Portfolio (the “Fund”) with respect to the Portfolio Manager of the Fund, to note the appointment of Ms. Johanna Kyrklund and Mr. Michael Spinks as portfolio managers of the Fund and the departure of Mr. Andreas Koester, who is leaving Schroders to pursue other opportunities.
     Effective immediately, the table in the “Management of the Fund — Portfolio Management” section is revised to remove Mr. Andreas Koester as the portfolio manager of the Fund and add the following:

NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Johanna Kyrklund, CFA	Portfolio Manager	2008	Ms. Kyrklund has been an employee of Schroders since 2007 and is responsible for investment on behalf of all US and UK multi-asset clients, is a member of the Global Asset Allocation Committee and co-fund manager of Schroders Diversified Growth Fund. Formerly, fund manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007), and Head of Asset Allocation in the UK and fund manager of the Deutsche tactical asset allocation fund, Deutsche Asset Management (1997-2005).

Michael Spinks, CFA	Portfolio Manager	2008	Mr. Spinks has been an employee of Schroders since 2004 and is responsible for investment on behalf of all US and UK multi-asset clients, is co-fund manager of Schroders Diversified Growth Fund and fund manager of the Diversified Completion Fund. Formerly, consultant to investment managers at Watson Wyatt (1996-2004).